SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest reported): October 23, 2006
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ADVANTAGE CAPITAL DEVELOPMENT CORP.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-17634	87-0217252
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19066 N.E. 29th Avenue, Aventura, FL 33180
(Address of Principal Executive Offices)(Zip Code)

(305) 749-1186
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

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FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On October 23, 2006, Jamie Agins resigned from her position as a member of the Board of Directors of the Company. Such resignation was not due to any disagreements with the Company on any matter relating to the Company's operations, policies or practice. On October 23, 2006, Raphael Rosingana, Esq. was appointed to the Board of Directors of the Company to fill the vacancy created by the resignation of the previous director.

Raphael Rosingana, Esq. has acted as the Company’s Chief Securities Compliance Officer since October 3, 2005. The California-based Rosingana has been a practicing attorney for the past 33 years. As our Chief Securities Compliance Officer, Mr. Rosingana has provided high-level monitoring of all matters that pertain to the securities of the Company on a daily, weekly and monthly basis.  Mr. Rosingana, who has extensive experience in many facets of the law and accounting, is currently the managing partner and majority shareholder of Rosingana & Associates which he has operated since 2004. In such capacity, he is a trial lawyer in a four attorney real estate and construction civil and business litigation practice. Mr. Ronsingana has been a practicing attorney in the State of California for over thirty years handling an assortment of business, corporate, litigation and securities matters. Aside from an in-depth knowledge of securities law he has also served on the Board of Directors of several companies. He is an honors graduate of both Golden Gate University School of Law in San Francisco and San Jose State University where he earned his undergraduate degree.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of business acquired:

None.

(b) Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANTAGE CAPITAL DEVELOPMENT CORP.

By:	/s/Jeffrey Sternberg
Jeffrey Sternberg, President

October 26, 2006